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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 22, 2006
                Date of Report (Date of earliest event reported)

                          ANCHOR BANCORP WISCONSIN INC.
             (Exact Name of Registrant as Specified in its Charter)

                                       WI
                 (State or Other Jurisdiction of Incorporation)

                   00020006                                391726871
                 (Commission                             (IRS Employer
                 File Number)                         Identification No.)

             25 West Main Street,                            57303
   (Address of Principal Executive Office)                (Zip Code)

                                  608-252-8982
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 22, 2006, Anchor BanCorp issued a press release announcing its financial results for the 4th quarter and fiscal year ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1. Neither the information in this Form 8-K nor the information in the press release shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

EXHIBIT #      DESCRIPTION
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99.1           Press Release of Anchor BanCorp Wisconsin Inc. dated May 22, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ANCHOR BANCORP WISCONSIN INC.

Date: May 22, 2006                                 By: /s/ Mike Helser
                                                       -------------------------
                                                       Executive VP, CFO

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                                  EXHIBIT INDEX

EXHIBIT #    DESCRIPTION
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99.1         News Release dated May 22, 2006